                         -------------------------------
                         Annual Report December 31, 1998
                         -------------------------------

                                   OPPENHEIMER

                                  Total Return
                                   Fund, Inc.

                                    [GRAPHIC]

                                     [LOGO]
                              OppenmheimerFunds(R)
                            THE RIGHT WAY TO INVEST

[PHOTO]

James C. Swain
Chairman
Oppenheimer
Total Return Fund, Inc.

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Total Return Fund, Inc.

Dear shareholder,
--------------------------------------------------------------------------------

In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

      Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

      As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

      Finally, I would like to thank those shareholders who contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.

Sincerely,


/s/ James C. Swain                     /s/ Bridget A. Macaskill

James C. Swain                         Bridget A. Macaskill
January 25, 1999


                      3 Oppenheimer Total Return Fund, Inc.

"While the
U.S. economy
should continue
to grow more
slowly in 1999,
we see little
evidence of a
recession."

An interview with your Fund's managers
--------------------------------------------------------------------------------

How did the Fund perform over the one-year period that ended December 31, 1998?

We were pleased with the performance of Oppenheimer Total Return Fund, Inc. during the volatile investment environment that characterized much of the period. The Fund combines growth-oriented and value-oriented investment approaches, producing a blended style that worked particularly well in 1998.

      The Fund's performance was led by its growth component, as the combination of a moderate growth environment, low inflation and low interest rates created a very favorable setting for growth investing. While 1998 was a challenging year for value investing, our value component of the portfolio helped cushion the sharp price declines experienced by many growth stocks in the second half of the year.

Why has the U.S. stock market been so volatile recently?

Last summer's stock market decline was a response to the spread of the global financial crisis that began in Asia in late 1997. When it became apparent during the third quarter of 1998 that the crisis had spread to Latin America and Russia, many investors shifted assets away from investments they perceived as risky. Instead, they preferred the relatively safe haven of U.S. government bonds.

      This "flight to quality" contributed to a scarcity of capital in many markets when banks and other lenders became reluctant to extend credit to businesses. The resulting credit crunch led to a slow-down in the economies of countries that had been growing, especially nations in Latin America with high budget deficits. Large exporters in the United States experienced a reduction in overseas demand, and investors became concerned that


                      4 Oppenheimer Total Return Fund, Inc.

[PHOTO]

Portfolio Management
Team (l to r)
John Doney
Bruce Bartlett


these companies' earnings growth rates would slow. As a result, stock prices fell.

      In October, the International Monetary Fund, the U.S. Federal Reserve Board and other nations' central banks took steps to stop the spreading financial crisis. Perhaps most significant, the Japanese government announced a plan to restructure its ailing banking system and stimulate its economy. With a possible end to the financial crisis in sight, investors became more comfortable assuming the risks inherent in the equity markets and stocks rebounded.

How did you manage the Fund in this environment?

We continued to employ the same disciplined investment approach that has led to the Fund's success in the past. Both the growth and value components of the portfolio focused on the fundamental prospects of individual companies, not on broad economic trends affecting entire markets or industries. This "bottom up" approach to buying and selling stocks led us to raise the level of cash in the portfolio from about 4% at the start of the year to more than 12% at the end of the year. Conversely, the amount allocated to common stocks declined slightly. We also reduced our bond holdings after selling some of our bonds at a profit following the market's rally. Our exposure to convertible securities--higher yielding investments that also provide some exposure to the stock market--remained fairly constant at 7%.


                     5 Oppenheimer Total Return Fund, Inc.

Avg Annual Total Returns
For the Periods Ended 12/31/98(1)

Class A

1 year         5 year         10 year
---------------------------------------
14.19%         15.87%         16.13%
---------------------------------------

Class B

                              Since
1 year         5 year         Inception
---------------------------------------
15.25%         16.05%         16.66%
---------------------------------------

Class C

                              Since
1 year         5 year         Inception
---------------------------------------
19.20%         N/A            22.32%
---------------------------------------

Class Y

                              Since
1 year         5 year         Inception
---------------------------------------
21.33%         N/A            20.38%
---------------------------------------

An interview with your Fund's managers
--------------------------------------------------------------------------------

In what industries did you find the greatest investment opportunities?

Although the technology sector has been highly volatile this year, the technology companies selected for the portfolio generally performed well. That's because most of our technology companies achieved above-average earnings growth derived from higher revenues. For example, Dell Computer Corp. was one of the Fund's top performers in the last fiscal year. In our opinion, Dell Computer Corp. is an exceptional company with a business model that we believe cannot be replicated easily by its competitors. EMC Corp., which manufactures advanced, high-end data storage for network and computer systems, has been a major beneficiary of network and Internet computing.

      In the retail industry, Wal-Mart Stores, Inc. and Home Depot, Inc. were outstanding performers. They both experienced strong sales and earnings growth in an economic environment conducive to strong consumer spending.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 10/2/47. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 1% (5-year and since inception on 5/3/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 8/29/95. Class Y shares were first publicly offered on 6/1/94 and are offered only to certain institutional investors under special agreements with the Distributor. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


                     6 Oppenheimer Total Return Fund, Inc.

We also increased our holdings of companies making consumer goods that are relatively immune from the vagaries of economic conditions. In this sector, we focused predominantly on pharmaceutical and medical product companies that have generally not been adversely affected by the competitive and regulatory pressures surrounding managed healthcare.

How did your holdings in the financial services industry--the Fund's largest sector concentration--fare?

Our financial holdings performed well during the first half of the year, when they benefited from a strong economy. In the third quarter, however, many financial stocks were hard hit during the market decline because of concerns regarding overseas loans and investment-related losses. We adjusted our financial exposure by reducing our holdings of banks and increasing our positions in insurance and diversified financial companies. These companies are generally not as vulnerable as banks to financial problems in overseas markets, and we believe they may benefit as their customers shift assets from bank accounts to longer-term financial assets such as stocks and bonds.

Have any companies been disappointments over the past year?

Unfortunately, our investment in the nation's largest operator of surgery and medical rehabilitation facilities performed poorly over the past year. The company experienced pricing pressure from managed care providers that resulted in constrained revenue and earnings growth.


                     7 Oppenheimer Total Return Fund, Inc.

An interview with your Fund's managers
--------------------------------------------------------------------------------

We were also disappointed in the returns generated by several holdings in the energy services industry. These companies help the major energy producers explore and drill for oil, and their stock prices have been hurt by the recent record-low oil prices.

      Finally, one area of relative weakness is not an industry but an asset class--real estate investment trusts (REITs). While we have had only a small level of participation in these real estate investments, they languished when investors preferred other types of financial assets during last summer's "flight to quality." Yet, we continue to find their growth rates, income yields and valuations attractive, and we are optimistic that they will perform well over the long term.

What is your outlook for the future?

We are optimistic about the Fund's potential in 1999. While we believe the U.S. economy should continue to grow more slowly, we see little evidence of a recession. We believe that the blend of growth and value-oriented approaches should be particularly beneficial in a slow-growth economic environment. We expect such an environment to benefit both types of companies:

2. Portfolio is subject to change. Percentages are as of December 31, 1998, and are based on net assets.


                     8 Oppenheimer Total Return Fund, Inc.

[GRAPHIC]

Asset Allocation2

o  Stocks           77.0%

o  Cash
   Equivalents      12.4

o  Bonds            8.3

o  Other            2.3

fast-growing businesses experiencing sustainable, above average earnings growth; as well as companies whose positive prospects do not appear to be reflected in their stock prices. In fact, we believe this approach to investing should help Oppenheimer Total Return Fund, Inc. prosper in almost any economic environment, which we regard as an important part of The Right Way to Invest.

Top 10 Stock Holdings2
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     2.7%
--------------------------------------------------------------------------------
Home Depot, Inc.                                                            2.3
--------------------------------------------------------------------------------
CVS Corp.                                                                   2.3
--------------------------------------------------------------------------------
Freddie Mac                                                                 2.1
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                       1.9
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                                       1.8
--------------------------------------------------------------------------------
Dell Computer Corp.                                                         1.8
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                    1.7
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                                    1.4
--------------------------------------------------------------------------------
Compuware Corp.                                                             1.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks--Top 5 Industries2
--------------------------------------------------------------------------------
Diversified Financial                                                       8.5%
--------------------------------------------------------------------------------
Healthcare/Drugs                                                            6.1
--------------------------------------------------------------------------------
Banks                                                                       6.0
--------------------------------------------------------------------------------
Retail--Specialty                                                           5.9
--------------------------------------------------------------------------------
Healthcare/Supplies & Services                                              4.4
--------------------------------------------------------------------------------


                      9 Oppenheimer Total Return Fund, Inc.

Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended December 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the Fund's fiscal year that ended December 31, 1998, Oppenheimer Total Return Fund, Inc.'s performance was positively influenced by the management team's blend of value-oriented and growth-oriented investment approaches. The portfolio's growth-oriented holdings helped the Fund participate in much of the stock market's gains early in the year. Later in the year, when the stock market experienced sharp declines, the Fund's value component helped it decline less than its unmanaged benchmark, the S&P 500 Index, although the Fund's investments in the financial services industry were hard hit. In addition, the Fund's relatively small holdings in the energy services industry performed poorly during the fiscal year. The Fund's policy of seeking to maintain a steady dividend for its Class A shares did not materially affect portfolio management strategies during its last fiscal year. The Fund's portfolio holdings, allocations and management strategies are subject to change.

      o Comparing the Fund's Performance to the Market.

The graphs that follow show the performance of a hypothetical $10,000 investment in each class of the Fund held until December 31, 1998. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from the inception of the class on May 3, 1993. In the case of Class C shares, performance is measured from the inception of the class on August 29, 1995. In the case of Class Y shares, performance is measured from the inception of the class on June 1, 1994.


                     10 Oppenheimer Total Return Fund, Inc.

The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                     11 Oppenheimer Total Return Fund, Inc.

Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Total Return Fund, Inc. (Class A) S&P 500 Index

[GRAPHIC]

                    Oppenheimer Total Return
                        Fund, Inc. Class A               S&P 500 Index

12/31/88                       9,425                        10,000
12/31/89                      11,240                        13,163
12/31/90                      10,805                        12,754
12/31/91                      14,722                        16,631
12/31/92                      16,612                        17,896
12/31/93                      20,139                        19,696
12/31/94                      18,557                        19,955
12/31/95                      24,147                        27,445
12/31/96                      28,911                        33,743
12/31/97                      36,829                        44,997
12/31/98                      44,620                        57,854

Average Annual Total Return of Class A Shares of the Fund at 12/31/98(1)

          1 Year  14.19%      5 Year  15.87%      10 Year  16.13%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Total Return Fund, Inc. (Class B) S&P 500 Index

[GRAPHIC]

                    Oppenheimer Total Return
                        Fund, Inc. Class B             S&P 500 Index

5/3/93                          10000                      10000
12/31/93                        11309                      10807
12/31/94                        10332                      10949
12/31/95                        13330                      15058
12/31/96                        15835                      18,513
12/31/97                        19,978                     24,688
12/31/98                        23,925                     31,743

Average Annual Total Return of Class B Shares of the Fund at 12/31/98(2)

          1 Year  15.26%      5 Year  16.04%      Life  16.66%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the S&P 500 index begins on 12/31/88 for Class A, 4/30/93 for Class B, 8/31/95 for Class C and 5/31/94 for Class Y.

1. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable 5% (1-year), 1% (5-year and since inception) contingent deferred sales charges. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.


                     12 Oppenheimer Total Return Fund, Inc.

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Total Return Fund, Inc. (Class C) S&P 500 Index

[GRAPHIC]

                    Oppenheimer Total Return
                        Fund, Inc. Class C             S&P 500 Index

8/29/95                       10,000                      10,000
12/31/95                      10882                       11049
12/31/96                      12915                       13584
12/31/97                      16302                       18114
12/31/98                      19,596                      23,290

Average Annual Total Return of Class C Shares of the Fund at 12/31/98(3)

          1 Year  19.20%      Life  22.32%

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Total Return Fund, Inc. (Class Y) S&P 500 Index

[GRAPHIC]

                    Oppenheimer Total Return
                        Fund, Inc. Class Y             S&P 500 Index

6/1/94                        10,000                      10,000
12/31/94                       9686                       10230
12/31/95                      12613                       14069
12/31/96                      15120                       17297
12/31/97                      19283                       23066
12/31/98                      23396                       29658

Average Annual Total Return of Class Y Shares of the Fund at 12/31/98(4)

          1 Year  21.33%        Life  20.38%

3. Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.

4. Class Y shares of the Fund were first publicly offered on 6/1/94, and are offered only to certain institutional investors under special agreements with the Distributor.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.


                     13 Oppenheimer Total Return Fund, Inc.

Financials
--------------------------------------------------------------------------------


                     14 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
Statement of Investments  December 31, 1998
--------------------------------------------------------------------------------

                                                                  Market Value
                                                      Shares      See Note 1
================================================================================
Common Stocks--75.2%
--------------------------------------------------------------------------------
Basic Materials--1.1%
--------------------------------------------------------------------------------
Chemicals--0.3%
International Flavors & Fragrances, Inc.                260,000   $   11,488,750
--------------------------------------------------------------------------------
Paper--0.8%
Sonoco Products Co.                                     330,000        9,776,250
--------------------------------------------------------------------------------
Union Camp Corp.                                        310,000       20,925,000
                                                                  --------------
                                                                      30,701,250

--------------------------------------------------------------------------------
Capital Goods--7.3%
--------------------------------------------------------------------------------
Aerospace/Defense--0.5%
Goodrich (B.F.) Co.                                     200,000        7,175,000
--------------------------------------------------------------------------------
Precision Castparts Corp.                               268,600       11,885,550
--------------------------------------------------------------------------------
Raytheon Co., Cl. A                                      12,754          659,222
                                                                  --------------
                                                                      19,719,772

--------------------------------------------------------------------------------
Electrical Equipment--0.7%
AMP, Inc.                                               370,706       19,299,881
--------------------------------------------------------------------------------
Honeywell, Inc.                                         100,000        7,531,250
                                                                  --------------
                                                                      26,831,131

--------------------------------------------------------------------------------
Industrial Services--1.9%
Allied Waste Industries, Inc. (New)(1)                  860,790       20,336,164
--------------------------------------------------------------------------------
Republic Services, Inc., Cl. A(1)                     1,151,000       21,221,562
--------------------------------------------------------------------------------
ServiceMaster Co. (The)                                 702,150       15,491,184
--------------------------------------------------------------------------------
Waste Management, Inc. (New)                            359,250       16,750,031
                                                                  --------------
                                                                      73,798,941

--------------------------------------------------------------------------------
Manufacturing--4.2%
AlliedSignal, Inc.                                      300,000       13,293,750
--------------------------------------------------------------------------------
American Standard Cos., Inc.(1)                         285,300       10,270,800
--------------------------------------------------------------------------------
Hillenbrand Industries, Inc.                            400,000       22,750,000
--------------------------------------------------------------------------------
Tenneco, Inc. (New)                                     300,000       10,218,750
--------------------------------------------------------------------------------
Tyco International Ltd.                               1,410,000      106,366,875
                                                                  --------------
                                                                     162,900,175

--------------------------------------------------------------------------------
Consumer Cyclicals--11.1%
--------------------------------------------------------------------------------
Autos & Housing--0.6%
Lear Corp.(1)                                           271,800       10,464,300
--------------------------------------------------------------------------------
Maytag Corp.                                            220,000       13,695,000
                                                                  --------------
                                                                      24,159,300


                     15 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                  Market Value
                                                      Shares      See Note 1
--------------------------------------------------------------------------------
Leisure & Entertainment--1.0%
Carnival Corp.                                          500,000   $   24,000,000
--------------------------------------------------------------------------------
Circus Circus Enterprises, Inc.(1)                      200,000        2,287,500
--------------------------------------------------------------------------------
Hasbro, Inc.                                            200,000        7,225,000
--------------------------------------------------------------------------------
Mirage Resorts, Inc.(1)                                 300,000        4,481,250
                                                                  --------------
                                                                      37,993,750

--------------------------------------------------------------------------------
Media--0.7%
Donnelley (R.R.) & Sons Co.                             375,000       16,429,687
--------------------------------------------------------------------------------
Fox Entertainment Group, Inc., A Shares(1)              381,000        9,596,437
--------------------------------------------------------------------------------
R.H. Donnelley Corp.                                    100,000        1,456,250
                                                                  --------------
                                                                      27,482,374

--------------------------------------------------------------------------------
Retail: General--2.9%
Federated Department Stores, Inc.(1)                    300,000       13,068,750
--------------------------------------------------------------------------------
Kohl's Corp.(1)                                         440,000       27,032,500
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                   895,000       72,886,562
                                                                  --------------
                                                                     112,987,812

--------------------------------------------------------------------------------
Retail: Specialty--5.9%
Abercrombie & Fitch Co., Cl. A(1)                       350,012       24,763,349
--------------------------------------------------------------------------------
AutoZone, Inc.(1)                                       500,000       16,468,750
--------------------------------------------------------------------------------
General Nutrition Cos., Inc.(1)                         400,000        6,500,000
--------------------------------------------------------------------------------
Home Depot, Inc.(2)                                   1,457,000       89,150,187
--------------------------------------------------------------------------------
Intimate Brands, Inc., Cl. A                            400,000       11,950,000
--------------------------------------------------------------------------------
Linens 'N Things, Inc.(1)                               555,800       22,023,575
--------------------------------------------------------------------------------
OfficeMax, Inc.(1)                                    1,900,000       23,275,000
--------------------------------------------------------------------------------
Republic Industries, Inc.(1)                          1,900,000       28,025,000
--------------------------------------------------------------------------------
Sherwin-Williams Co.                                    302,200        8,877,125
                                                                  --------------
                                                                     231,032,986

--------------------------------------------------------------------------------
Consumer Staples--7.9%
--------------------------------------------------------------------------------
Beverages--0.5%
Anheuser-Busch Cos., Inc.                               300,000       19,687,500
--------------------------------------------------------------------------------
Consumer Services--0.7%
Dun & Bradstreet Corp. (New)                            600,000       18,937,500
--------------------------------------------------------------------------------
Young & Rubicam, Inc.(1)                                307,000        9,939,125
                                                                  --------------
                                                                      28,876,625

--------------------------------------------------------------------------------
Entertainment--0.8%
Brinker International, Inc.(1)                          500,000       14,437,500
--------------------------------------------------------------------------------
Starbucks Corp.(1)                                      330,000       18,521,250
                                                                  --------------
                                                                      32,958,750


                     16 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  Market Value
                                                      Shares      See Note 1
--------------------------------------------------------------------------------
Food--0.6%
General Mills, Inc.                                     100,000   $    7,775,000
--------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                              552,000       16,387,500
                                                                  --------------
                                                                      24,162,500

--------------------------------------------------------------------------------
Food & Drug Retailers--3.4%
CVS Corp.                                             1,604,364       88,240,020
--------------------------------------------------------------------------------
Kroger Co.(1)                                           200,000       12,100,000
--------------------------------------------------------------------------------
U.S. Foodservice, Inc.(1)                               196,900        9,648,100
--------------------------------------------------------------------------------
Walgreen Co.                                            385,000       22,546,562
                                                                  --------------
                                                                     132,534,682

--------------------------------------------------------------------------------
Household Goods--0.5%
Newell Co.                                              400,000       16,500,000
--------------------------------------------------------------------------------
Tupperware Corp.                                        125,000        2,054,687
                                                                  --------------
                                                                      18,554,687

--------------------------------------------------------------------------------
Tobacco--1.4%
Philip Morris Cos., Inc.                              1,025,000       54,837,500
--------------------------------------------------------------------------------
Energy--1.9%
--------------------------------------------------------------------------------
Energy Services & Producers--0.3%
Schlumberger Ltd.                                       253,600       11,697,300
--------------------------------------------------------------------------------
Oil: Domestic--1.6%
Conoco, Inc., Cl. A(1)                                  624,600       13,038,525
--------------------------------------------------------------------------------
Exxon Corp.                                             300,000       21,937,500
--------------------------------------------------------------------------------
Mobil Corp.                                             100,000        8,712,500
--------------------------------------------------------------------------------
Unocal Corp.                                            300,000        8,756,250
--------------------------------------------------------------------------------
USX-Marathon Group                                      300,000        9,037,500
                                                                  --------------
                                                                      61,482,275

--------------------------------------------------------------------------------
Financial--18.0%
--------------------------------------------------------------------------------
Banks--6.0%
Bank One Corp.                                          330,000       16,850,625
--------------------------------------------------------------------------------
BankAmerica Corp. (New)                                 582,900       35,046,862
--------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                             350,000       23,821,875
--------------------------------------------------------------------------------
East West Bancorp, Inc.(1)(3)                         1,000,000        9,250,000
--------------------------------------------------------------------------------
Fifth Third Bancorp                                     150,000       10,696,875
--------------------------------------------------------------------------------
First Tennessee National Corp.                          427,000       16,252,687
--------------------------------------------------------------------------------
First Union Corp.                                       713,000       43,359,313
--------------------------------------------------------------------------------
Fleet Financial Group, Inc.                             200,600        8,964,313
--------------------------------------------------------------------------------
KeyCorp                                                 400,000       12,800,000


                     17 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                  Market Value
                                                      Shares      See Note 1
--------------------------------------------------------------------------------
Banks (continued)
National City Corp.                                     360,000   $   26,100,000
--------------------------------------------------------------------------------
PNC Bank Corp.                                          270,000       14,613,750
--------------------------------------------------------------------------------
Summit Bancorp                                          360,000       15,727,500
                                                                  --------------
                                                                     233,483,800

--------------------------------------------------------------------------------
Diversified Financial--8.0%
American Express Co.                                    225,000       23,006,250
--------------------------------------------------------------------------------
Anthracite Capital, Inc.                                400,000        3,125,000
--------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                   618,000       26,187,750
--------------------------------------------------------------------------------
Citigroup, Inc.                                         849,999       42,074,975
--------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                     250,000       12,546,875
--------------------------------------------------------------------------------
Freddie Mac                                           1,298,800       83,691,425
--------------------------------------------------------------------------------
Household International, Inc.                           759,990       30,114,604
--------------------------------------------------------------------------------
Imperial Credit Commercial Mortgage
  Investment Corp.                                      500,000        4,687,500
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                        100,000        7,100,000
--------------------------------------------------------------------------------
Providian Financial Corp.                               615,000       46,125,000
--------------------------------------------------------------------------------
Schwab (Charles) Corp.                                  590,700       33,189,956
                                                                  --------------
                                                                     311,849,335

--------------------------------------------------------------------------------
Insurance--3.1%
Allstate Corp.                                          250,000        9,656,250
--------------------------------------------------------------------------------
American General Corp.                                  300,000       23,400,000
--------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                 400,000       21,950,000
--------------------------------------------------------------------------------
NAC Re Corp.                                            161,700        7,589,794
--------------------------------------------------------------------------------
St. Paul Cos., Inc.                                     400,000       13,900,000
--------------------------------------------------------------------------------
SunAmerica, Inc.                                        532,500       43,199,063
                                                                  --------------
                                                                     119,695,107

--------------------------------------------------------------------------------
Real Estate Investment Trusts--0.5%
AMB Property Corp.                                      216,100        4,754,200
--------------------------------------------------------------------------------
Arden Realty, Inc.                                      222,500        5,159,219
--------------------------------------------------------------------------------
Avalonbay Communities, Inc.                              45,000        1,541,250
--------------------------------------------------------------------------------
Correctional Properties Trust                            83,000        1,499,188
--------------------------------------------------------------------------------
Health Care Property Investors, Inc.                     91,000        2,798,250
--------------------------------------------------------------------------------
Kilroy Realty Corp.                                     184,400        4,241,200
                                                                  --------------
                                                                      19,993,307

--------------------------------------------------------------------------------
Savings & Loans--0.4%
Local Financial Corp.(1)                                400,000        3,600,000
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                 300,000       11,456,250
                                                                  --------------
                                                                      15,056,250


                     18 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  Market Value
                                                      Shares      See Note 1
--------------------------------------------------------------------------------
Healthcare--10.5%
--------------------------------------------------------------------------------
Healthcare/Drugs--6.1%
Abbott Laboratories                                     375,000   $   18,375,000
--------------------------------------------------------------------------------
American Home Products Corp.                            300,000       16,893,750
--------------------------------------------------------------------------------
Amgen, Inc.(1)                                          125,000       13,070,313
--------------------------------------------------------------------------------
Biogen, Inc.(1)                                         250,000       20,750,000
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                485,000       64,899,063
--------------------------------------------------------------------------------
Lynx Therapeutics, Inc. (New)(1)(3)                      15,390          176,985
--------------------------------------------------------------------------------
Merck & Co., Inc.                                       100,000       14,768,750
--------------------------------------------------------------------------------
Mylan Laboratories, Inc.                                300,000        9,450,000
--------------------------------------------------------------------------------
Pfizer, Inc.                                            210,000       26,341,875
--------------------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                                450,000       25,481,250
--------------------------------------------------------------------------------
Warner Lambert Co.                                      350,000       26,315,625
                                                                  --------------
                                                                     236,522,611

--------------------------------------------------------------------------------
Healthcare/Supplies & Services--4.4%
Bausch & Lomb, Inc.                                     200,000       12,000,000
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                   947,400       71,883,975
--------------------------------------------------------------------------------
Guidant Corp.                                           269,200       29,679,300
--------------------------------------------------------------------------------
HealthSouth Corp.(1)                                    646,548        9,981,085
--------------------------------------------------------------------------------
McKesson Corp.                                          370,000       29,253,125
--------------------------------------------------------------------------------
Medtronic, Inc.                                         239,100       17,753,175
                                                                  --------------
                                                                     170,550,660

--------------------------------------------------------------------------------
Technology--9.3%
--------------------------------------------------------------------------------
Computer Hardware--4.0%
3Com Corp.(1)                                            50,000        2,240,625
--------------------------------------------------------------------------------
Cisco Systems, Inc.(1)                                  522,000       48,448,125
--------------------------------------------------------------------------------
Dell Computer Corp.(1)                                  970,000       70,991,875
--------------------------------------------------------------------------------
EMC Corp.(1)                                            410,000       34,850,000
                                                                  --------------
                                                                     156,530,625

--------------------------------------------------------------------------------
Computer Software/Services--2.9%
Compuware Corp.(1)                                      680,000       53,125,000
--------------------------------------------------------------------------------
HBO & Co.                                               270,000        7,745,625
--------------------------------------------------------------------------------
J.D. Edwards & Co.(1)                                   130,500        3,702,938
--------------------------------------------------------------------------------
Microsoft Corp.(1)                                      354,200       49,123,113
                                                                  --------------
                                                                     113,696,676

--------------------------------------------------------------------------------
Communications Equipment--0.7%
General Instrument Corp.(1)                             100,000        3,393,750
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                               200,000       22,000,000
                                                                  --------------
                                                                      25,393,750


                     19 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                  Market Value
                                                      Shares      See Note 1
--------------------------------------------------------------------------------
Electronics--1.7%
Motorola, Inc.                                           275,000  $   16,792,188
--------------------------------------------------------------------------------
Uniphase Corp.(1)(2)                                     525,000      36,421,875
--------------------------------------------------------------------------------
Waters Corp.(1)                                          150,000      13,087,500
                                                                  --------------
                                                                      66,301,563

--------------------------------------------------------------------------------
Telecommunications--5.3%
--------------------------------------------------------------------------------
Telephone Utilities--3.5%
Bell Atlantic Corp.                                      896,800      50,949,450
--------------------------------------------------------------------------------
BellSouth Corp.                                          400,000      19,950,000
--------------------------------------------------------------------------------
GTE Corp.                                                500,000      33,718,750
--------------------------------------------------------------------------------
SBC Communications, Inc.                                 600,000      32,175,000
                                                                  --------------
                                                                     136,793,200

--------------------------------------------------------------------------------
Telecommunications/Technology--1.8%
Airtouch Communications, Inc.(1)                         100,000       7,212,500
--------------------------------------------------------------------------------
MCI WorldCom, Inc.(1)                                    712,800      51,143,400
--------------------------------------------------------------------------------
Qwest Communications International, Inc.(1)              268,203      13,410,150
                                                                  --------------
                                                                      71,766,050

--------------------------------------------------------------------------------
Utilities--2.8%
--------------------------------------------------------------------------------
Electric Utilities--2.3%
Allegheny Energy, Inc.                                   210,000       7,245,000
--------------------------------------------------------------------------------
Carolina Power & Light Co.                               110,000       5,176,875
--------------------------------------------------------------------------------
CINergy Corp.                                            134,800       4,633,750
--------------------------------------------------------------------------------
DQE, Inc.                                                144,100       6,331,394
--------------------------------------------------------------------------------
Illinova Corp.                                           300,000       7,500,000
--------------------------------------------------------------------------------
New Century Energies, Inc.                               400,000      19,500,000
--------------------------------------------------------------------------------
Southern Co.                                             298,500       8,675,156
--------------------------------------------------------------------------------
Texas Utilities Co.                                      200,000       9,337,500
Unicom Corp.                                             500,000      19,281,250
                                                                  --------------
                                                                      87,680,925

--------------------------------------------------------------------------------
Gas Utilities--0.5%
Enron Corp.                                              325,000      18,545,313
                                                                  --------------
Total Common Stocks (Cost $1,863,977,330)                          2,927,747,232


                     20 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  Market Value
                                                      Shares      See Note 1
--------------------------------------------------------------------------------
Preferred Stocks--1.8%
--------------------------------------------------------------------------------
Big Flower Press Holdings, Inc., $3.00 Cv
Preferred Stock(4)                                       100,000  $    4,712,500
--------------------------------------------------------------------------------
Dollar General Corp., 8.50% Cv. Preferred Stock          271,100       9,657,937
--------------------------------------------------------------------------------
Microsoft Corp., $2.196 Cv., Series A                    205,000      20,038,750
--------------------------------------------------------------------------------
Newell Financial Trust I, 5.25% Cv. Preferred
Stock(4)                                                 163,000       8,598,250
--------------------------------------------------------------------------------
TCI Communications, Inc., $2.125 Cv. Cum., Series A      100,000      11,725,000
--------------------------------------------------------------------------------
TCI Pacific Communications, Inc., 5% Cv. Cum. Sr
Preferred, Cl. A                                          50,000      14,068,750
                                                                  --------------
Total Preferred Stocks (Cost $49,412,656)                             68,801,187

================================================================================
Other Securities--2.3%
--------------------------------------------------------------------------------
Cooper Industries, Inc., 6% Debt Exchangeable
Nts. for Common Stock of Wyman-Gordon Co., 1/1/99        365,000       3,558,750
--------------------------------------------------------------------------------
Houston Industries, Inc., 7% Automatic Common
Exchange Securities, Exchangeable for Time
Warner, Inc. Common Stock, 7/1/00                        211,000      22,445,125
--------------------------------------------------------------------------------
MediaOne Group, Inc., 6.25% Cv. Premium Income
Exchangeable Securities for Airtouch
Communications, Inc. common stock                        430,100      28,601,650
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.25% Structured
Yield Product Exchangeable for Stock of IMC
Global, Inc.                                              90,900       2,158,875
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 7.25% Structured
Yield Product Exchangeable for Common Stock of
SunAmerica, Inc., 6/15/99                                 75,000       5,587,500
--------------------------------------------------------------------------------
Premier Parks, Inc., 7.50% Cum. Cv. Premium
Income Equity Securities, Non-Vtg                        232,000      13,746,000
--------------------------------------------------------------------------------
St. George Bank, ADR $1.35 Cv. Structured
Yield Product Exchangeable for Common Stock
of St. George Bank, ADR(4)                                90,000       4,275,000
--------------------------------------------------------------------------------
Texas Utilities Co., 9.25% Cv. Preferred
Redeemable Increased Dividend Equity Securities          117,600       6,629,700
--------------------------------------------------------------------------------
Union Pacific Capital Trust, 6.25% Cum. Term
Income Deferrable Equity Securities, Non-Vtg              87,600       4,073,400
--------------------------------------------------------------------------------
Total Other Securities (Cost $75,335,511)                             91,076,000
                                                                  --------------

                                                         Units
================================================================================
Rights, Warrants and Certificates--0.0%
--------------------------------------------------------------------------------
American Satellite Network, Inc. Wts., Exp. 6/99         100,000              --
--------------------------------------------------------------------------------
Iwerks Entertainment, Inc. Wts., Exp. 7/99                48,379              --
                                                                  --------------
Total Rights, Warrants and Certificates (Cost $0)                             --


                     21 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                    Face          Market Value
                                                    Amount(5)     See Note 1
================================================================================
U.S. Government Obligations--5.2%
--------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.625%, 2/15/27                $ 25,675,000  $   30,376,734
--------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.92%, 11/15/18(6)       54,000,000      17,994,582
--------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.17%, 2/15/20(6)       100,000,000      30,965,500
--------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.51%, 8/15/19(6)       100,000,000      31,836,700
--------------------------------------------------------------------------------
U.S. Treasury Nts., 6.25%, 2/15/07                    31,200,000      34,232,266
--------------------------------------------------------------------------------
U.S. Treasury Nts., 6.25%, 3/31/99                    10,000,000      10,040,630
--------------------------------------------------------------------------------
U.S. Treasury Nts., 6.625%, 3/31/02                   30,050,000      31,768,499
--------------------------------------------------------------------------------
U.S. Treasury Nts., 7.75%, 11/30/99                   10,000,000      10,275,000
--------------------------------------------------------------------------------
U.S. Treasury Nts., 7.75%, 12/31/99                    5,000,000       5,151,565
                                                                  --------------
Total U.S. Government Obligations
(Cost $178,460,468)                                                  202,641,476

================================================================================
Non-Convertible Corporate Bonds and Notes--0.0%
--------------------------------------------------------------------------------
Dresdner Finance BV, 5.50% Gtd. Nts., 4/30/04DEM
(Cost $279,377)                                          417,000         395,587

================================================================================
Convertible Corporate Bonds and Notes--3.1%
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc., 4% Cv. Sub.
Nts., 3/15/05(4)                                       5,000,000       6,025,000
--------------------------------------------------------------------------------
EMC Corp., 3.25% Cv. Sub. Nts., 3/15/02(4)             5,000,000      18,712,500
--------------------------------------------------------------------------------
HealthSouth Corp., 3.25% Cv. Sub. Nts., 4/1/03        10,000,000       8,550,000
--------------------------------------------------------------------------------
Home Depot, Inc., 3.25% Cv. Sub. Nts., 10/1/01        18,600,000      49,104,000
--------------------------------------------------------------------------------
IRSA-Inversiones y Representaciones SA, 4.50%
Puttable & Redeemable Cv. Knockout Securities,
8/2/03(4)                                              7,758,000       7,583,445
--------------------------------------------------------------------------------
Level One Communications, Inc., 4% Cv. Sub. Nts.,
9/1/04(4)                                              3,500,000       5,166,875
--------------------------------------------------------------------------------
Offshore Logistics, Inc., 6% Cv. Sub. Nts.,
12/15/03(4)                                            5,000,000       4,318,750
--------------------------------------------------------------------------------
Sanifill, Inc., 5% Cv. Sub. Debs., 3/1/06              2,000,000       3,342,500
--------------------------------------------------------------------------------
Scandinavian Broadcasting System SA,
7.25% Cv. Sub. Debs., 8/1/05                           3,000,000       3,101,250
--------------------------------------------------------------------------------
Sunrise Assisted Living, Inc., 5.50% Cv. Nts.,
6/15/02(4)                                             3,409,000       5,062,365
--------------------------------------------------------------------------------
Tower Automotive, Inc., 5% Cv. Sub. Nts.,
8/1/04(4)                                              3,340,000       3,740,800
--------------------------------------------------------------------------------
United Waste Systems, Inc., 4.50% Cv. Sub.
Nts., 6/1/01                                           4,333,000       6,797,394
                                                                  --------------
Total Convertible Corporate Bonds and Notes
(Cost $75,144,248)                                                   121,504,879


                     22 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   Face          Market Value
                                                   Amount(5)     See Note 1
===============================================================================
Short-Term Notes--7.1%(7)
-------------------------------------------------------------------------------
CIESCO LP, 5.20%, 1/12/99                          $ 25,000,000  $   24,960,278
-------------------------------------------------------------------------------
CIT Group Holdings, Inc., 5.17%, 1/14/99             25,000,000      24,953,326
-------------------------------------------------------------------------------
CIT Group Holdings, Inc., 5.19%, 1/8/99              50,000,000      49,949,542
-------------------------------------------------------------------------------
Ford Motor Credit Co., 5.41%, 1/6/99                 50,000,000      49,962,431
-------------------------------------------------------------------------------
Goldman Sachs Group, LP, 5.01%, 1/7/99               50,000,000      49,958,250
-------------------------------------------------------------------------------
Household Finance Corp., 5.41%, 1/5/99               25,000,000      24,984,972
-------------------------------------------------------------------------------
Prudential Funding Corp., 5.17%, 1/4/99              50,000,000      49,978,458
                                                                 --------------
Total Short-Term Notes (Cost $274,747,257)                          274,747,257

===============================================================================
Repurchase Agreements--5.4%
-------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital
Markets, 4.75%, dated 12/31/98, to be repurchased
at $208,810,147 on 1/4/99, collateralized by U.S.
Treasury Nts., 4%--8.875%, 2/15/99--7/15/06, with
a value of $212,958,322 (Cost $208,700,000)         208,700,000     208,700,000

-------------------------------------------------------------------------------
Total Investments, at Value (Cost $2,726,056,847)         100.1%  3,895,613,618
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                      (0.1)     (2,592,031)
                                                    -----------  --------------
Net Assets                                                100.0% $3,893,021,587
                                                    ===========  ==============

1. Non-income producing security.

2. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                   Shares           Expiration  Exercise  Premium   Market Value
                   Subject to Call  Date        Price     Received  See Note 1
--------------------------------------------------------------------------------
Home Depot, Inc.   300,000          1/99        $60       $568,230      $750,000
--------------------------------------------------------------------------------
Uniphase Corp.      41,200          1/99         70        103,739        97,850
                                                          --------      --------
                                                          $671,969      $847,850
                                                          ========      ========

3. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $68,195,485 or 1.75% of the Fund's net assets as of December 31, 1998.

5. Face amount is reported in U.S. Dollars, except for those denoted in the following currency: DEM--German Mark

6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

7. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                     23 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1998
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $2,726,056,847)--see
accompanying statement                                          $ 3,895,613,618
-------------------------------------------------------------------------------
Cash                                                                    131,816
-------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                6,536,698
Shares of capital stock sold                                          4,019,327
Investments sold                                                      1,251,158
Other                                                                    61,883
                                                                ---------------
Total assets                                                      3,907,614,500

===============================================================================
Liabilities
Options written, at value (premiums received $671,969)--
see accompanying statement--Note 6                                      847,850
-------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                     10,746,750
Distribution and service plan fees                                    1,854,588
Shareholder reports                                                     404,495
Transfer and shareholder servicing agent fees                           282,651
Custodian fees                                                           52,740
Other                                                                   403,839
                                                                ---------------
Total liabilities                                                    14,592,913

===============================================================================
Net Assets                                                      $ 3,893,021,587
                                                                ===============

===============================================================================
Composition of Net Assets
Par value of shares of capital stock                            $    31,931,393
-------------------------------------------------------------------------------
Additional paid-in capital                                        2,691,179,033
-------------------------------------------------------------------------------
Undistributed net investment income                                     846,860
-------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions               (316,931)
-------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies          1,169,381,232
                                                                ---------------
Net assets                                                      $ 3,893,021,587
                                                                ===============


                     24 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share
(based on net assets of $2,594,323,957 and 212,058,856
shares of capital stock outstanding)                                     $ 12.23
Maximum offering price per share (net asset value
plus sales charge of 5.75% of offering price)                            $ 12.98

--------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes
applicable contingent deferred sales charge) and
offering price per share (based on net assets of
$1,201,740,764 and 99,290,242 shares of capital
stock outstanding)                                                       $ 12.10

--------------------------------------------------------------------------------
Class C Shares:

Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $58,082,426 and 4,788,118
shares of capital stock outstanding)                                     $ 12.13

--------------------------------------------------------------------------------
Class Y Shares:

Net asset value, redemption price and offering price
per share (based on net assets of $38,874,440 and 3,176,712
shares of capital stock outstanding)                                     $ 12.24

See accompanying Notes to Financial Statements.


                     25 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

===============================================================================
Investment Income
Dividends (net of foreign withholding taxes of $66,486)           $  42,750,608
-------------------------------------------------------------------------------
Interest                                                             34,268,156
                                                                  -------------
Total income                                                         77,018,764

===============================================================================
Expenses
Management fees--Note 4                                              18,483,834
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                               4,589,529
Class B                                                              10,798,037
Class C                                                                 464,989
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                               2,614,545
Class B                                                               1,181,708
Class C                                                                  50,663
Class Y                                                                  78,349
-------------------------------------------------------------------------------
Shareholder reports                                                     744,134
-------------------------------------------------------------------------------
Custodian fees and expenses                                             133,216
-------------------------------------------------------------------------------
Legal, auditing and other professional fees                              81,333
-------------------------------------------------------------------------------
Directors' fees and expenses                                             81,187
-------------------------------------------------------------------------------
Insurance expenses                                                       29,396
-------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                  62,630
Class B                                                                  56,441
Class C                                                                   6,063
Class Y                                                                   3,336
-------------------------------------------------------------------------------
Other                                                                    79,332
                                                                  -------------
Total expenses                                                       39,538,722

===============================================================================
Net Investment Income                                                37,480,042

===============================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)               244,260,875
Closing and expiration of option contracts written--Note 6              556,961
Foreign currency transactions                                        (1,385,983)
                                                                  -------------
Net realized gain                                                   243,431,853

-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                         395,617,079
Translation of assets and liabilities denominated in
foreign currencies                                                    1,429,964
                                                                  -------------
Net change                                                          397,047,043
                                                                  -------------
Net realized and unrealized gain                                    640,478,896

===============================================================================
Net Increase in Net Assets Resulting from Operations              $ 677,958,938
                                                                  =============

See accompanying Notes to Financial Statements.


                     26 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                        Year Ended December 31,
                                                        1998               1997
==========================================================================================
Operations
Net investment income                                   $    37,480,042    $    35,274,289
------------------------------------------------------------------------------------------
Net realized gain                                           243,431,853        344,889,410
------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation       397,047,043        324,212,131
                                                        ---------------    ---------------
Net increase in net assets resulting from operations        677,958,938        704,375,830

==========================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                     (30,566,836)       (25,899,439)
Class B                                                      (5,719,175)        (4,145,345)
Class C                                                        (263,905)          (125,521)
Class Y                                                        (455,751)          (304,885)
------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                    (172,164,137)      (233,156,326)
Class B                                                     (80,057,166)      (103,661,283)
Class C                                                      (3,815,686)        (3,743,308)
Class Y                                                      (2,532,986)        (2,706,730)

==========================================================================================
Capital Stock Transactions
Net increase in net assets resulting from
capital stock transactions--Note 2:
Class A                                                      96,918,666        179,892,536
Class B                                                     100,622,566        136,818,203
Class C                                                      16,796,414         16,813,077
Class Y                                                       8,780,891          6,041,378

==========================================================================================
Net Assets
Total increase                                              605,501,833        670,198,187
------------------------------------------------------------------------------------------
Beginning of period                                       3,287,519,754      2,617,321,567
                                                        ---------------    ---------------

End of period (including undistributed net investment
income of $846,860 and $460,757, respectively)          $ 3,893,021,587    $ 3,287,519,754
                                                        ===============    ===============

See accompanying Notes to Financial Statements.


                     27 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                 Class A
                                                 -------------------------------------------
                                                 Year Ended December 31,
                                                 1998            1997            1996
============================================================================================
Per Share Operating Data
Net asset value, beginning of period             $     11.00     $      9.77     $      9.35
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .16             .16             .20
Net realized and unrealized gain (loss)                 2.09            2.49            1.63
                                                 -----------     -----------     -----------
Total income (loss) from investment operations          2.25            2.65            1.83

--------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.15)           (.14)           (.20)
Distributions from net realized gain                    (.87)          (1.28)          (1.21)
                                                 -----------     -----------     -----------
Total dividends and distributions
to shareholders                                        (1.02)          (1.42)          (1.41)
--------------------------------------------------------------------------------------------
Net asset value, end of period                   $     12.23     $     11.00     $      9.77
                                                 ===========     ===========     ===========

============================================================================================
Total Return, at Net Asset Value(3)                    21.16%          27.39%          19.73%

============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)         $ 2,594,324     $ 2,237,603     $ 1,826,599
--------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 2,387,815     $ 2,045,166     $ 1,684,726
--------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   1.31%           1.43%           1.96%
Expenses                                                0.86%           0.89%           0.90%
--------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                              38.1%           91.7%          117.5%

1. For the period from June 1, 1994 (inception of offering) to December 31,
1994.

2. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                     28 Oppenheimer Total Return Fund, Inc.

                                Class B
----------------------------    ----------------------------------------------------------------------
                                Year Ended December 31,
1995            1994            1998            1997          1996           1995           1994
======================================================================================================

$      7.80     $      8.69     $     10.89     $    9.70     $     9.29     $     7.76     $     8.66
------------------------------------------------------------------------------------------------------

        .23             .23             .06           .07            .12            .15            .17
       2.09            (.91)           2.08          2.45           1.62           2.08           (.91)
-----------     -----------     -----------     ---------     ----------     ----------     ----------
       2.32            (.68)           2.14          2.52           1.74           2.23           (.74)

------------------------------------------------------------------------------------------------------

       (.22)           (.21)           (.06)         (.05)          (.12)          (.15)          (.16)
       (.55)             --            (.87)        (1.28)         (1.21)          (.55)            --
-----------     -----------     -----------     ---------     ----------     ----------     ----------

       (.77)           (.21)           (.93)        (1.33)         (1.33)          (.70)          (.16)
------------------------------------------------------------------------------------------------------
$      9.35     $      7.80     $     12.10     $   10.89     $     9.70     $     9.29     $     7.76
===========     ===========     ===========     =========     ==========     ==========     ==========

======================================================================================================
      30.12%          (7.86)%         20.25%        26.17%         18.78%         29.03%         (8.64)%

======================================================================================================

$ 1,550,710     $ 1,235,637     $ 1,201,741     $ 986,713     $  754,918     $  589,804     $  429,427
------------------------------------------------------------------------------------------------------
$ 1,394,245     $ 1,261,729     $ 1,080,395     $ 877,911     $  671,593     $  510,744     $  360,773
------------------------------------------------------------------------------------------------------

       2.53%           2.88%           0.50%         0.62%          1.15%          1.70%          2.11%
       0.92%           1.01%           1.67%         1.71%          1.71%          1.75%          1.87%
------------------------------------------------------------------------------------------------------
       84.8%          117.2%           38.1%         91.7%         117.5%          84.8%         117.2%

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998, were $1,253,379,444 and $1,600,426,044, respectively.


                     29 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                 Class C
                                                 -------------------------------------------------
                                                 Year Ended December 31,
                                                 1998         1997         1996           1995(2)
==================================================================================================
Per Share Operating Data
Net asset value, beginning of period             $  10.92     $   9.72     $   9.33       $   9.19
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .06          .07          .16            .07
Net realized and unrealized gain (loss)              2.08         2.46         1.57            .73
                                                 --------     --------     --------       --------
Total income (loss) from investment operations       2.14         2.53         1.73            .80

--------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.06)        (.05)        (.13)          (.11)
Distributions from net realized gain                 (.87)       (1.28)       (1.21)          (.55)
                                                 --------     --------     --------       --------
Total dividends and distributions
to shareholders                                      (.93)       (1.33)       (1.34)          (.66)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                   $  12.13     $  10.92     $   9.72       $   9.33
                                                 ========     ========     ========       ========

==================================================================================================
Total Return, at Net Asset Value(3)                 20.20%       26.23%       18.67%          8.82%

==================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)         $ 58,082     $ 36,657     $ 17,554       $  1,655
--------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 46,558     $ 27,349     $  8,277       $    784
--------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                0.50%        0.63%        1.05%          1.42%(4)
Expenses                                             1.67%        1.72%        1.76%          1.77%(4)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                           38.1%        91.7%       117.5%          84.8%

1. For the period from June 1, 1994 (inception of offering) to December 31,
1994.

2. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                     30 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y
--------------------------------------------------------------
Year Ended December 31,
1998         1997         1996         1995           1994(1)
==============================================================

$  11.00     $   9.77     $   9.35     $   7.80       $   8.23
--------------------------------------------------------------

     .17          .18          .23          .20            .15
    2.10         2.48         1.61         2.13           (.41)
--------     --------     --------     --------       --------
    2.27         2.66         1.84         2.33           (.26)

--------------------------------------------------------------

    (.16)        (.15)        (.21)        (.23)          (.17)
    (.87)       (1.28)       (1.21)        (.55)            --
--------     --------     --------     --------       --------

   (1.03)       (1.43)       (1.42)        (.78)          (.17)
--------------------------------------------------------------
$  12.24     $  11.00     $   9.77     $   9.35       $   7.80
========     ========     ========     ========       ========

==============================================================
   21.33%       27.53%       19.88%       30.23%         (3.15)%

==============================================================

$ 38,874     $ 26,546     $ 18,252     $  6,709       $  1,074
--------------------------------------------------------------
$ 33,687     $ 21,977     $ 13,083     $  3,944       $    320
--------------------------------------------------------------

    1.39%        1.60%        2.08%        2.51%          4.07%(4)
    0.80%        0.74%        0.77%        0.87%          0.96%(4)
--------------------------------------------------------------
    38.1%        91.7%       117.5%        84.8%         117.2%

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998, were $1,253,379,444 and $1,600,426,044, respectively.

See accompanying Notes to Financial Statements.


                     31 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Oppenheimer Total Return Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high total return. The Fund intends to seek its investment objective through investment in securities which it believes will provide a high return, including investments which are expected to provide opportunities for growth or to produce income, or both. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                     32 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.


                     33 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $872,248, a decrease in undistributed net investment income of $88,272, and a decrease in accumulated net realized loss on investments of $960,520.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                     34 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
2. Capital Stock

The Fund has authorized 450 million, 200 million, 200 million and 10 million shares of $.10 par value Class A, Class B, Class C and Class Y capital stock, respectively. Transactions in shares of capital stock were as follows:

                             Year Ended December 31, 1998     Year Ended December 31, 1997
                             ----------------------------     ----------------------------
                             Shares         Amount            Shares          Amount
-------------------------------------------------------------------------------------------
Class A:

Sold                          20,090,100    $ 238,366,108       18,977,566    $ 206,996,029
Dividends and
distributions reinvested      16,639,080      191,036,172       22,473,543      244,366,731
Redeemed                     (28,120,324)    (332,483,614)     (24,890,415)    (271,470,224)
                             -----------    -------------     ------------    -------------
Net increase                   8,608,856    $  96,918,666       16,560,694    $ 179,892,536
                             ===========    =============     ============    =============

-------------------------------------------------------------------------------------------
Class B:

Sold                          13,699,912    $ 160,764,683       12,559,650    $ 135,933,408
Dividends and
distributions reinvested       7,233,729       82,019,204        9,542,266      102,769,569
Redeemed                     (12,211,618)    (142,161,321)      (9,385,924)    (101,884,774)
                             -----------    -------------     ------------    -------------
Net increase                   8,722,023    $ 100,622,566       12,715,992    $ 136,818,203
                             ===========    =============     ============    =============

-------------------------------------------------------------------------------------------
Class C:

Sold                           2,117,847    $  24,988,182        1,650,829    $  17,900,517
Dividends and
distributions reinvested         344,352        3,914,027          345,135        3,728,540
Redeemed                      (1,031,386)     (12,105,795)        (444,581)      (4,815,980)
                             -----------    -------------     ------------    -------------
Net increase                   1,430,813    $  16,796,414        1,551,383    $  16,813,077
                             ===========    =============     ============    =============

-------------------------------------------------------------------------------------------
Class Y:

Sold                           1,821,738    $  21,338,887        1,064,357    $  11,578,084
Dividends and
distributions reinvested         260,255        2,988,737          276,903        3,011,615
Redeemed                      (1,318,484)     (15,546,733)        (796,261)      (8,548,321)
                             -----------    -------------     ------------    -------------
Net increase                     763,509    $   8,780,891          544,999    $   6,041,378
                             ===========    =============     ============    =============


                     35 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
3. Unrealized Gains and Losses on Investments

As of December 31, 1998, net unrealized appreciation on investments and options written of $1,169,380,890 was composed of gross appreciation of $1,237,456,000, and gross depreciation of $68,075,110.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of net assets, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of net assets in excess of $500 million. The Fund's management fee for the year ended December 31, 1998 was 0.52% of the average annual net assets for Class A, Class B, Class C and Class Y shares.

            For the year ended December 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $3,975,257, of which $1,342,124 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $75,535, $4,675,603 and $187,049, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $482,203 and $10,755, respectively. During the year ended December 31, 1998, OFDI received contingent deferred sales charges of $1,193,722 and $17,665, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1998, OFDI paid $379,901 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                     36 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1998, OFDI paid $167,204 and $8,841, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $8,406,270 and $293,061, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of December 31, 1998, OFDI had incurred excess distribution and servicing costs of $13,282,499 for Class B and $496,032 for Class C.

================================================================================
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

            The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

            Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

            Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

            Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


                     37 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

            Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

            The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 1998 was as follows:

                                                  Call Options
                                                  ------------------------------
                                                  Number of          Amount of
                                                  Options            Premiums
--------------------------------------------------------------------------------
Options outstanding as of December 31, 1997           --             $       --
Options written                                   11,362              1,620,446
Options closed or expired                         (7,450)              (887,479)
Options exercised                                   (500)               (60,998)
                                                  ------             ----------
Options outstanding as of December 31, 1998        3,412             $  671,969
                                                  ======             ==========


                     38 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
7. Illiquid and Restricted Securities

As of December 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1998 was $9,426,985, which represents 0.24% of the Fund's net assets.

================================================================================
8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended December 31, 1998.


                     39 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Directors and Shareholders of
Oppenheimer Total Return Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Total Return Fund, Inc. as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for the period January 1, 1994, to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Total Return Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Denver, Colorado
January 25, 1999


                     40 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            Dividends paid by the Fund during the fiscal year ended December 31, 1998 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                     41 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
Oppenheimer Total Return Fund, Inc.
--------------------------------------------------------------------------------

================================================================================
Officers and Directors    James C. Swain, Chairman and Chief Executive Officer
                          Bridget A. Macaskill, Director and President
                          Robert G. Avis, Director
                          William A. Baker, Director
                          Charles Conrad, Jr., Director
                          Jon S. Fossel, Director
                          Sam Freedman, Director
                          Raymond J. Kalinowski, Director
                          C. Howard Kast, Director
                          Robert M. Kirchner, Director
                          Ned M. Steel, Director
                          George C. Bowen, Director, Vice President,
                            Treasurer and Assistant Secretary
                          Andrew J. Donohue, Vice President and Secretary
                          Bruce Bartlett, Vice President
                          John P.  Doney, Vice President
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor        OppenheimerFunds, Inc.

================================================================================
Distributor               OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder  OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of              The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors      Deloitte & Touche LLP

================================================================================
Legal Counsel             Myer, Swanson, Adams & Wolf, P.C.

                          This is a copy of a report to shareholders of Oppenheimer Total Return Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Total Return Fund, Inc. For material information concerning the Fund, see the Prospectus.

                          Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                     42 Oppenheimer Total Return Fund, Inc.

--------------------------------------------------------------------------------
OppenheimerFunds Family
--------------------------------------------------------------------------------

================================================================================
Real Asset Funds
--------------------------------------------------------------------------------
Real Asset Fund             Gold & Special Minerals
                              Fund

================================================================================
Global Stock Funds
--------------------------------------------------------------------------------
Developing Markets Fund     International Growth Fund  Quest Global Value Fund
International Small         Global Fund                Global Growth & Income
  Company Fund                                           Fund

================================================================================
Stock Funds
--------------------------------------------------------------------------------
Enterprise Fund             MidCap Fund                Growth Fund
Discovery Fund              Capital Appreciation Fund  Disciplined Value Fund
Quest Small Cap Value Fund  Quest Capital Value Fund   Quest Value Fund
                                                       Large Cap Growth Fund

================================================================================
Stock & Bond Funds
--------------------------------------------------------------------------------
Main Street Growth &        Total Return Fund          Disciplined Allocation
  Income Fund1              Quest Balanced               Fund
Quest Opportunity             Value Fund               Multiple Strategies Fund
  Value Fund                Equity Income Fund         Convertible Securities
                                                           Fund

================================================================================
Taxable Bond Funds
--------------------------------------------------------------------------------
International Bond Fund     Champion Income Fund       U.S. Government Trust
World Bond Fund             Strategic Income Fund      Limited-Term Government
High Yield Fund             Bond Fund                      Fund

================================================================================
Municipal Bond Funds
--------------------------------------------------------------------------------
California Municipal Fund2  Pennsylvania Municipal     Rochester Division:
Florida Municipal Fund2       Fund2                    Rochester Fund Municipals
New Jersey Municipal Fund2  Municipal Bond Fund        Limited Term New York
New York Municipal Fund2    Insured Municipal Fund     Municipal Fund
New York Municipal Fund2    Intermediate Municipal
                              Fund

================================================================================
Money Market Funds3
--------------------------------------------------------------------------------
Money Market Fund          Cash Reserves

1. On 12/22/98, the Fund's name was changed from "Main Street Income & Growth Fund."

2. Available only to investors in certain states.

3. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


                     43 Oppenheimer Total Return Fund, Inc.

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.

Internet
24-hr access to account
information. Online
transactions now available

-------------------------
 www.oppenheimerfunds.com
-------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

-------------------------
 1-800-525-7048
-------------------------

Account Transactions
Mon-Fri 8:30am-8pm ET

-------------------------
 1-800-852-8457
-------------------------

PhoneLink
24-hr automated information
and automated transactions

-------------------------
 1-800-533-3310
-------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

-------------------------
 1-800-843-4461
-------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

-------------------------
 1-800-835-3104
-------------------------


RA0420.001.1298  March 1, 1999                        [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.